Fees Summary	Jul. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 240,939,160.00
Previously Paid Amount	0.00
Total Fee Amount	36,887.79
Total Offset Amount	0.00
Net Fee	$ 36,887.79
Final Prospectus	false